Microsoft Word 11.0.5604;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  February 2, 2007               Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


          Virginia                                     54-1375874
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 2, 2007 National Bankshares, Inc. issued a press release announcing the company's earnings and financial performance for the fourth quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1.


Exhibit
99.1    National Bankshares, Inc. Press
        Release dated February 2, 2007.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.


Date:    February 2, 2007             /s/ James G. Rakes
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                                      James G. Rakes
                                      Chairman
                                      President and  Chief Executive Officer





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